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                                                                     EXHIBIT 1.1

                              GUIDANT CORPORATION

                                DEBT SECURITIES

                            Underwriting Agreement

                                           February 11, 1999


To the Representatives named in
   Schedule I hereto of the
   Underwriters named in Schedule II
   hereto

Ladies and Gentlemen:

     Guidant Corporation, an Indiana corporation (the "COMPANY"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), the principal amount of its debt securities identified in
Schedule I hereto (the "SECURITIES"), to be issued under the indenture specified in Schedule I hereto, as amended or supplemented (the "INDENTURE"), between the Company and the Trustee identified in such Schedule (the "TRUSTEE"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain securities (the "SHELF SECURITIES") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "REGISTRATION STATEMENT" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "BASIC PROSPECTUS". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "PROSPECTUS". If the
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Company has filed an abbreviated registration statement pursuant to Rule 462(b)
under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "PRELIMINARY PROSPECTUS") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

     The Company hereby agrees with the Underwriters as follows:

        1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in
Schedule I hereto.

        2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and (ii initially to offer the Securities upon the terms set forth in the Prospectus.

        3. Payment for the Securities shall be made by wire transfer in immediately available funds to an account specified by the Company to the Representatives, on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day (as defined below) thereafter, as you and the Company may agree in writing). As used herein, the term "BUSINESS DAY" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "CLOSING DATE".

     Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (the "GLOBAL NOTE")

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representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company.
The Global Note will be made available for inspection by the Representatives at such place as the Representatives and the Company shall agree not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

        4.   The Company represents and warrants to each Underwriter that:

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the best of the Company's knowledge, threatened by the Commission.

               (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act, and the applicable rules and regulations of the Commission thereunder, (ii each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"), and (iv the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 4(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee.

               (c) The Company has been duly incorporated, is validly existing as a corporation in good standing (as such term is commonly understood) under the laws of the State of Indiana, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the

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     extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (d) Each Significant Subsidiary (as defined in Regulation S-X of the Act) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Annex A attached hereto lists all Significant Subsidiaries of the Company.

               (e) The outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned either directly or indirectly (except for directors' qualifying shares) by the Company free and clear of all liens, encumbrances and perfected (or, to the best of the Company's knowledge, unperfected) security interests, and no options, warrants or rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any Significant Subsidiary of the Company are outstanding.

               (f) This Agreement has been duly authorized, executed and delivered by the Company.

               (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (ii rights to indemnity may be limited by applicable law and public policy.

               (h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be

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     limited by bankruptcy, insolvency or similar laws affecting creditors'
     rights generally and (ii rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Securities except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

               (j) There has not occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

               (k) There are no legal or governmental actions, suits, proceedings, claims or investigations pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (l) Each of the Company and its Significant Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits (collectively, "AUTHORIZATIONS") of and from, and has made all declarations and filings (collectively, "FILINGS") with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, or required for the performance by the Company or any

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     subsidiary thereof of its obligations under this Agreement, the Indenture and the Securities, except to the extent that the failure to obtain an Authorization or make a Filing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

               (n) The Company is not an "INVESTMENT COMPANY" or an entity "CONTROLLED" by an "INVESTMENT COMPANY" as such terms are defined in the Investment Company Act of 1940, as amended.

               (o) The Company and its Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii have received all Authorizations required of them under applicable Environmental Laws to conduct their respective businesses and (ii are in compliance with all terms and conditions of any such Authorizations, except where such noncompliance with Environmental Laws, failure to receive required Authorizations or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (p) In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (q) The consolidated financial statements of the Company and its subsidiaries (together with the related notes thereto) included or incorporated by reference in the Registration Statement fairly present in all material respects the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective

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     periods to which they apply. The pro forma financial information of the
     Company and its subsidiaries and the related notes thereto included in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the bases described therein and, in the opinion of the Company and its subsidiaries, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

               (r) No holder of any securities of the Company has any rights, not effectively satisfied or waived, to the registration of securities of the Company because of the filing of the Registration Statement or the consummation of the transaction contemplated therein.

               (s) To the best of the Company's knowledge, no labor dispute with the employees of the Company or any of its Significant Subsidiaries exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by such employees which is reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (t) Except as disclosed in the Prospectus, the Company and its subsidiaries own, possess or license the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other rights or interests in items of intellectual property as are necessary for the operation of the business now operated by them (the "PATENT AND PROPRIETARY RIGHTS"); except as disclosed in the Prospectus, neither the Company nor any subsidiary has received notice of any other asserted rights with respect to any of the patent and proprietary rights which, if determined unfavorably with respect to the interests of the Company or any subsidiary of the Company, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company takes measures which it reasonably believes to be adequate to prevent material adverse effects upon the Company by creating, maintaining, protecting, and realizing reasonable value from the material patent and proprietary rights of the Company and from current material license and other agreements between the Company and others.

               (u) The Company has no knowledge of any impediment to the enforceability of any of the patents owned by the Company or any of its subsidiaries that are necessary for the operation of the business now operated by them or of any materially relevant prior art references not

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     cited during the prosecution of any of such patents in the U.S. Patent and
     Trademark Office or applicable foreign patent office.

               (v) The acquisition of the electrophysiology business of Sulzer Medica USA Holding Co., a division of Sulzer Medica Ltd. ("INTERMEDICS") has been consummated as described in the Prospectus and in all material respects in accordance with all applicable law.

        5. The Company covenants and agrees with each of the several Under writers as follows:

               (a) to file the Prospectus pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

               (b) to furnish to each Representative and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in Section 5 below, to furnish each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

               (c) during the period referenced in Section 5 below, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object unless such filing is required to comply with applicable law;

               (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension

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     of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

               (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

               (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

               (g) to make generally available to its security holders and to you as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

               (h) so long as the Securities are outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

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               (i)  during the period beginning on the date hereof and
     continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities (other than commercial paper issued in the ordinary course of business);

               (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

               (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any reasonable expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
     (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and their disbursements),
     (iv) related to any filing with National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, any Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vi) payable to rating agencies in connection with the rating of the Securities, (vii) any reasonable expenses incurred by the Company in connection with a "road show" presentation to potential investors and (viii) the reasonable cost and charges of any transfer agent.

       6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

               (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

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               (b)  the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

               (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii any intended or potential downgrading or (ii any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (d) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development reasonably likely to result in a material adverse change, in the condition, financial or otherwise or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business form fire, explosion, flood or other calamity, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

               (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to you to the effect set forth in Sections 6, 6 and 6 (with respect to the respective representations, warranties, agreements and conditions of the Company) and to the further effect that there has not occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries

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     taken as a whole from that set forth or contemplated in the Registration
     Statement.

               (f) The Underwriters shall have received on the Closing Date an opinion of Baker & Daniels, counsel for the Company, dated the Closing Date, to the effect that:

                      (i)    each of the Company and Guidant Sales
            Corporation has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the state of Indiana, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                      (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                      (iii) the Indenture has been duly authorized, executed and delivered by the Company;

                      (iv) the Securities have been duly authorized by the Company;

                      (v) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene, violate, conflict with, result in a breach of, or constitute a default under (a) any provision of applicable Indiana law or regulation, (b) the articles of incorporation or by-laws of the Company, or (c) to the best of such counsel's knowledge (based solely on inquiries of responsible officers of the Company), any judgment, determination, order or decree of any Indiana governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except in the case of clauses (a) and (c) hereof, any such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of or qualification with any Indiana governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of Indiana in connection with the offer and sale of the Securities; and

                      (vi)   the statements in the Registration Statement in
            Item 15, insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present in all

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            material respects the information called for with respect to such legal matters and documents and fairly summarize the matters referred to therein.

               (g) The Underwriters shall have received on the Closing Date an opinion of Dewey Ballantine LLP, counsel for the Company, dated the Closing Date, to the effect that:

                      (i) this Agreement has been duly executed and delivered by the Company;

                      (ii) the Indenture has been duly qualified under the Trust Indenture Act, duly executed and delivered by the Company and, assuming due authorization thereof by the Company, is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (c) rights to indemnity may be limited by applicable law and public policy;

                      (iii) the Securities, when duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and assuming due authorization of the Securities by the Company, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

                      (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene, violate, conflict with, result in a breach of, or constitute a default under (a) any provision of applicable New York, California or U.S. federal law or regulation, or (b) to the best of such counsel's knowledge (based solely on inquiries of responsible officers of the Company), any judgment, determination, order or decree of any New York, California or U.S. federal governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except, in the cases of clauses (a) and
            (b) hereof, any
            such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of or qualification with any New York, California or U.S. federal governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of New York and California in connection with the offer and sale of the Securities;

                      (v) Advanced Cardiovascular Systems, Inc. ("ACS") has been duly incorporated, is validly existing as a corporation in good standing under the laws of California, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                      (vi) the statements (A) in the Prospectus under the captions "BUSINESS -GOVERNMENT REGULATION", "BUSINESS -HEALTH CARE REFORM AND THIRD PARTY REIMBURSEMENT" and "BUSINESS - LEGAL AND REGULATORY PROCEEDINGS," "DESCRIPTION OF THE NOTES," "DESCRIPTION OF THE SENIOR DEBT SECURITIES" and "PLAN OF DISTRIBUTION" (other than information contained therein provided in writing to the Company by the Underwriters for use therein), (B) in "ITEM 1 - BUSINESS - GOVERNMENTAL REGULATION" and "ITEM 3 - LEGAL PROCEEDINGS" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (C) in "ITEM 1 - LEGAL PROCEEDINGS" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                      (vii) to the best of such counsel's knowledge (based solely on inquiries of responsible officers of the Company), there are no legal or governmental actions, suits, proceedings, claims or investigations pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, nor does such counsel know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                      (viii) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and the notes related thereto, schedules and other financial, accounting and statistical data as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                      (ix) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and the notes related thereto, schedules and other financial, accounting and statistical dates as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder;

                      (x) the Company is not an "INVESTMENT COMPANY" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended; and

                      (xi) the Registration Statement is effective under the Securities Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

                      In addition, such counsel shall state that they have
            participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus (including the documents incorporated by reference therein) and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, except as described in paragraph (vi) above, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that (except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, at the time such part became effective or as of the date of the Underwriting Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to information contained in the financial statements and the notes related thereto, schedules and other financial, accounting and statistical data included therein or excluded therefrom.

              (h) The Underwriters shall have received on the Closing Date an opinion of Faegre & Benson, counsel for the Company, dated the Closing Date, to the effect that Cardiac Pacemakers, Inc. ("CPI") has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus; and

              (i) You shall have received on the Closing Date an opinion of J.B. King, Esq., General Counsel and Vice President of the Company, dated the Closing Date, to the effect that:

                      (i) each of the Company and its Significant Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                      (ii) the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned either directly or indirectly (except for directors' qualifying shares) by the Company and, to the best of such counsel's knowledge, are owned free and clear of all liens, encumbrances and perfected or unperfected security interests, and, to the best of such counsel's knowledge, no options, warrants or rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any Significant Subsidiary of the Company are outstanding;

                      (iii) the execution and delivery by the Company, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene, violate, conflict with, result in a breach of, or constitute a default under
            (a) any provision of applicable law or regulation, (b) the articles of incorporation or by-laws of the Company, (c) to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (d) to the best of such counsel's knowledge, any judgment, determination, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except in the cases of clauses (a), (c) and (d) hereof, any such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of or qualification with any Indiana governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the state of Indiana in connection with the offer and sale of the Securities;

                      (iv) to the best of such counsel's knowledge, there are no legal or governmental actions, suits, proceedings, claims, or investigations pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, nor does such counsel know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed as required; and

                      (v) to the best of such counsel's knowledge, each of the Company and its subsidiaries has all necessary Authorizations of and from, and has made all Filings with, all state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, or required for the performance by the Company of its obligations under this Agreement, the Indenture and the Securities, except to the extent that the failure to obtain an Authorization or to make a Filing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                      In addition, such counsel shall state that he or members
            of his staff have participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus (including the documents incorporated by reference therein) and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel or any member of his staff that have led them to believe that (except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, at the time such part became effective or as of the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to information contained in the financial statements and the notes related thereto, schedules and other financial, accounting and statistical data included therein or excluded therefrom.

                      In rendering such opinion, such counsel may state that
            such opinion is limited to matters governed by the laws of the states of Indiana, and that he has relied as to matters involving the application of the laws of other jurisdictions upon the opinion of other members of the Company's legal department or upon the law firms of Dewey Ballantine LLP or Faegre & Benson, as the case may be.

              (j) You shall have received on the Closing Date opinions of counsel, attached hereto as Annex B, dated the Closing Date, in form and substance satisfactory to you and your counsel relating to intellectual property matters.

     The opinions of counsel described in paragraphs (f), (g), (h) (i) and (j) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

               (k) on the date hereof and on the Closing Date, Ernst & Young LLP, independent public accountants of the Company and Pricewaterhouse Coopers LLP, the independent public accountants of Intermedics shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "COMFORT LETTERS" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus regarding the Company and Intermedics, respectively;

               (l) you shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

               (m) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

       7. The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connec tion with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, or liabilities purchased Securities or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(b) hereof.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supple ment thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the

Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indem nifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in
Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

       8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registra tion Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule II hereto. Notices to the Company shall be given to it at 111 Monument Circle, 29th Floor, Indianapolis, IN 46240-5129; telephone 317-971-2000; telefax 317-971-2050;
Attention: Cynthia Lucchese.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                   Very truly yours,

                                   GUIDANT CORPORATION



                                   By:  /s/ Keith E. Brauer
                                        -------------------
                                        Name:  Keith E. Brauer
                                        Title: Vice-President, Finance and
                                               Chief Financial Officer


Accepted: February 11, 1999


J.P. MORGAN SECURITIES INC.
BT ALEX. BROWN INCORPORATED
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON
       CORPORATION


Acting severally on behalf of themselves and the several Underwriters listed in Schedule II hereto.

By:  J.P. MORGAN SECURITIES INC.



By:  /s/ Maria Sramek
     ----------------------------------------------
     Name:  Maria Sramek
     Title: Vice-President

                                                                      SCHEDULE I


Representatives:                         J.P. Morgan Securities Inc.
                                         BT Alex. Brown Incorporated
                                         Chase Securities Inc.
                                         Credit Suisse First Boston Corporation

Trustee:                                 Citibank, N.A.

Underwriting Agreement
 dated:                                  February 11, 1999

Registration Statement No.:              333-00014

Title of Securities:                     6.15% Notes due 2006

Aggregate principal amount:              $350,000,000

Purchase Price:                          98.983% of the principal amount of the
                                         Securities, plus accrued interest, if
                                         any, from February 16, 1999 to the
                                         Closing Date

Price to Public:                         99.608% of the principal amount of the
                                         Securities, plus accrued interest, if
                                         any, from February 16, 1999

Indenture:                               Indenture dated as of January 18, 1996
                                         between the Company and Citibank, N.A.,
                                         as Trustee, as supplemented from time
                                         to time

Maturity:                                February 15, 2006

Interest Rate:                           6.15% per annum, accruing from February
                                         16, 1999

Interest Payment Dates:                  February 15 and August 15

Closing Date and Time of
  Delivery:                              February 16, 1999, 9:00 A.M., New York
                                         City time

Closing Location:                        Davis Polk & Wardwell
                                         450 Lexington Avenue
                                         New York, New York 10017

Address for Notices to
 Underwriters:                           J.P. Morgan Securities Inc.

                                         60 Wall Street
                                         New York, New York 10260-0060
                                         Attention:  Corporate Syndicate
                                                     Managing Director

                                                                     SCHEDULE II

                                             PRINCIPAL AMOUNT
                                               OF SECURITIES
              UNDERWRITER                        PURCHASED
J.P. Morgan Securities Inc...................  $192,500,000

BT Alex. Brown Incorporated..................  $ 52,500,000

Chase Securities Inc.........................  $ 52,500,000

Credit Suisse First Boston Corporation.......  $ 52,500,000

     Total...................................  $350,000,000

                                    ANNEX A



                     Advanced Cardiovascular Systems, Inc.
                           Cardiac Pacemakers, Inc.
                           Guidant Sales Corporation

                                       2